UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

[(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2009

Date of reporting period:  January 31, 2009

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2009

The Mexico Equity and Income Fund Inc.

March 23, 2009

Dear Fellow Shareholders:

After experiencing the most vicious stock market decline in my lifetime, it is difficult to find anything positive to say.  How about Friederich Nietzsche’s “Whatever doesn’t kill you makes you stronger?”  Or, “Adversity builds character?”  Or, King Solomon’s “This too shall pass?”

In times of severe market stress like this it inevitably feels like things will never improve.  No matter what country one looks at, the prospects for a quick recovery appear bleak.  And Mexico admittedly has more than its share of problems.  Yet, just as we know the sun does eventually come out after even the worst storm, we are pretty sure that securities markets, including Mexico, will ultimately reach a bottom.  And, if you believe that markets are more or less efficient, stock prices may have already discounted much of the bad news.  The problem is no one knows when the bottom will actually be reached and my experience over thirty-five years of investing tells me it is folly to try to time market movements.

When world markets do begin to recover we feel our Fund may once again provide the sort of out performance it has delivered over its entire life.  Some of our holdings like Gmodelo, Kimberly and Walmex are sector leaders that have learned to deal with extreme macroeconomic stress. They are underleveraged, high cash generating, non-cyclical liquid stocks which will likely emerge as relative winners.  And they are well positioned to increase their market share.  Also, Mexican stocks in general appear to be relatively inexpensive.  For example, Mexican stocks are now in line to market valuations of Brazilian stocks versus an average premium of 30% for the past 10 years,

Despite our Fund’s recent underperformance, its long term performance remains impressive.  From its inception on August 30, 1990 through February 28, 2009 our investment advisor, Pichardo Asset Management (and its predecessor’s entities) has generated a good return on net asset value over 18-1/2 years.  Our objective is to continue to manage the Mexico Equity and Income Fund so as to make it a rewarding long term investment.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management,
The Investment Adviser.

Dear Fund Stockholders,

We are pleased to present you with the semiannual report for the Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ending January 31, 2009.

I.	INTRODUCTION

Following the destruction of value across most asset classes in 2008 and what now appears to be a far too optimistic consensus estimate of emerging markets’ ability to decouple from the U.S. recession — perhaps due to a lack of information about the U.S. and developed Europe’s high level of toxic mortgage assets, which ultimately triggered nosedives in the share prices of financial heavyweights Citigroup, Morgan Stanley, etc. following the disappearance of Bear Stearns and Lehman Brothers — we stand on the threshold of what may be the world’s worst-ever financial crisis.

The 2009 average estimate of Mexican GDP is a contraction of 2-3%, including the Mexican Finance Ministry’s -2.0% estimate.

The strengthening of the peso to levels of Ps.$14.00 against the U.S. dollar at the time of writing after hitting a 15.57 low, mainly due to falling oil prices, has placed material pressure on corporate balance sheets, which also face a higher cost of capital. We believe there may be no fiscal pressure, as the government is a net dollar earner.

The Finance Ministry’s medium-term fiscal stance is based on the following assumptions:

(i)	GDP -2.0% in ’09; 1.0% in’10 and 3.0% in ’11.
(ii)	A Mexican mix oil price of US$37.00 pb in ’09; US$46 in ’10; and US$56 in ’11.
(iii)	An exchange rate of US$ 14.50 in ’09; US$15.0 in ’10, and US$15.0 in ’11.
(iv)	An oil production (with respect to 2.7 mbpd – millions of barrels of production per day) reduction of 50,000 bpd in 2009, 150,000 bpd in 2010 and 250,000 bpd in 2011.

At the same time the Ministry has the two following main concerns:

(i)	The effect of lower oil prices and a declining production platform on oil revenues, and
(ii)	The effect that a recession in 2009 and then a recovery with a low growth rate will have on non-oil revenues.

THE MEXICO EQUITY AND INCOME FUND, INC.

In general, Q4’08 financial reports were very uneven but overall showed contracting margins and rising financial expenses with media, airport, brewery, wireless telephony and retailing-banking companies registering solid results. Unfavorable credit conditions and investors’ lack of appetite for corporate bonds continue at the time of writing, thus making it tougher for companies to refinance their short-term debts and working capital requirements. Cemex is the most relevant Mexican company facing roll-over market conditions with approximately more than 50% of its sales abroad and a net debt/EBITDA ratio of 4.5 times. Fortunately, there are many companies in the Mexbol currently offering dividends and buying back shares and which also have a net debt/EBITDA ratio of 1 times. Mexican corporations are experienced in very stressful economic conditions and have learned to grow with low levels of indebtedness.

In December 2008, Mexican electrical and electronic components, which account for 47% of Mexican manufacturing, slumped -13% (vs. -1.4% in 2008) while auto parts, which account for 16%, nosedived -16.5% (vs. -7% in 2008) clearly reflecting the plummet in U.S. Mexican manufacturing sector imports.

For the MXE’s six-month period ended January 31, 2009, the net per share asset value lost approximately -59.49% in dollars and -38.96% in pesos whereas the Mexbol Index decreased -50.01% in dollars and -28.86% in pesos (source: Bloomberg, reflecting appreciation of the U.S. dollar by 1 Mex.Peso).

The main reason the MXE’s net asset value per share underperformed the Mexbol Index for the Fund’s semi-annual report period was primarily the MXE’s overweight in high-beta stocks related to infrastructure, housing and commodities.

Overall, we do not see enough in either the government’s fiscal or financial programs to maintain MXE’s investment strategy set up in September 2006.  We believe that to assume lower risk, more effective stimuli as well as viable mechanisms to lower the cost of corporate and consumer debt are required.  We therefore prefer a so-called defensive investment strategy while including “high-beta” and growth related stocks but also avoiding overconcentration in any single issuer.

The AFORES, signed a voluntary agreement to invest exclusively in Mexican financial instruments for a one-year period on March 18, 2009.  US$ 6.0 bn out of a total of US$60.5 bn in assets under management as of January ’09 are allowed to be invested in equities internationally or domestic. At the writing, the AFORES have US$3.1 bn invested in domestic equities and US$2.9 bn in international equities.

The AFORES will evaluate and present to their investment committees those infrastructure projects deemed compatible with their investment regime provisions. Thus the agreement should have the effect of boosting investment in such projects.

The AFORES’ current investment regime does not allow them to channel resources to a specific sector of the economy in the Bolsa but rather to ETFs, the IPC, IPC Largecap and IPC Midcap.

THE MEXICO EQUITY AND INCOME FUND, INC.

Barring short-term changes to the AFORES’ investment regime, the agreement is not likely to have a material impact on most Bolsa-listed companies. However, we do believe it will increase the floor level of relatively illiquid companies in the Index compared to their weight and should also stem further peso depreciation.

II.	MEXICO’S ECONOMIC REVIEW

Mexican GDP grew 1.3% in real terms for the calendar year ended 2008 compared to 3.3% in ’07, with 3.2% growth in the agricultural sector, 2.1% in the services sector and -0.7% in the industrial sector. The services sector’s overall contribution to GDP is equivalent to 69% followed by 27% in the industrial sector, and 4% in the agricultural sector. Weighing the most on the industrial sector is 71% manufacturing activity and industry concentration in non-defensive sectors of the economy, such as the automotive and electrical and electronics industry, with exports to the U.S. representing approximately 79% of Mexico’s total exports.

2008 private consumption (70% of GDP) reflected a 3.4% increase in same-store sales vs. 4.9% in ’07, the loss of 37,500 vs. 530,000 new jobs created in ´07, banking credit growth of 4.2% vs. 24% in ’07, and a 3.6% drop in remittances to US$25 bn.  Gross fixed investment grew 4.9% vs. 6.7% in ’07. Investment in machinery and equipment grew 12.9% y-o-y and construction registered a 0.4% decline. Foreign direct investment reached US$18.59 bn, a 20% fall vs. US$23.2 bn ’07.

Total exports increased 7.3% to US$291.8 bn in 2008. Oil-related exports grew 17.7% to a record US$50.6 bn at an average Mexican mix oil price of US$84.35 pb vs. US$61.64 bn in ’07 but volume decreased 11% to 1,328,000 bpd from 1,496,000 in ’07. Non-oil related exports increased 5.4% to US$241.2 bn with manufacturing accounting for US$230 bn. Amid high oil prices during ’08, total export growth was more the result of manufacturing exports, as these weigh more on Mexican overall exports: manufacturing 79%, oil 17.3%, agricultural products 3% and mining 0.7%. Total oil exports led to an accumulation of US$9.7 bn in the so-called Stabilization Fund and a 2009 US$10 bn oil hedge. Total exports fell 20% in the month of December ’08; 58% of the decline was related to oil exports and 11% to non-oil exports.

2008 annual inflation reached 6.53%, the highest level since ’01 following a 3.76% increase in ’07. The market interprets that foreign exchange market pressure prevented Mexico’s Central Bank from cutting its current 7.25% reference rate more aggressively in early ’09 following an easing move by most of the world’s central banks.

III.	THE MEXICAN STOCK EXCHANGE

For the MXE’s six-month period ended January 30th, 2009, the Mexbol Index  underperformed the LatAm region losing 50% in U.S. dollar terms, mainly as a result of a 42.83% currency devaluation as

THE MEXICO EQUITY AND INCOME FUND, INC.

well as downward earnings projections.  Chile (IPSA Index) lost 30.61% and Brazil (Bovespa Index) lost 55.18% in U.S. dollar terms (Source: Bloomberg).

We believe equity valuations are now already factoring in a severe 2009 recession and low growth thereafter. We also believe the Mexican market’s multiples signal a good entry-point in many of the large caps displaying low leverage and strong market shares.

Morgan Stanley Capital International, MSCI historical data for the Mexbol Index shows:

(i)	Mexico’s trailing P/E at under 10 times, the lowest in the past decade;
(ii)	A trailing P/BV of below 2 times, near 1998 lows;
(iii)	At over 4% the trailing dividend yield is the highest since 1996.

UBS Pactual sample of the Mexican Stock Exchange shows:

(i)	12 mos. Forward P/E at 10 times, close to its all-time low of 9 times after the liquidity crisis in 1995.
(ii)	12 mos. Forward EV/EBITDA at 5 times, the lowest since 1999.
(iii)	12 mos. Forward P/BV of 2 times, down from its high of 5 times in ’06 and ’07.

Finally, relative to Brazil, in terms of the 12 mos. Forward EV/EBITDA, Mexico is trading at a discount of approximately 18% versus an average premium of 30% for the past 10 years, according to UBS Pactual.

IV.	THE FUND’S PERFORMANCE

The MXE’s -59.49% net asset value dollar return for the six-month period, ended January 31, 2009, was explained by the MXE’s overweight in infrastructure and AMX, but primarily due to a 42.83% currency devaluation. AMX, which provides wireless communications services in all regions of Mexico and participates in telecommunication joint-ventures in several other South American countries, including Brazil, as well as in the United States and whose fundamentals include free cash flow, dividend yield, aggressive share buybacks, and market share dominance, as well as 15% consolidated service revenue growth year-over-year in the 4th Quarter, lost 43.48% for the Fund’s six-month period ending January 2009.

For the Fund’s semi-annual period ended January 31, 2009, the MXE’s common share market price decreased 56.63% and the Fund’s discount narrowed by 740 basis points from July 31st, 2008 closing at -6.39%.

V.	PORTFOLIO STRATEGY

The MXE’s investment strategy set up by PAM in December 2008 for a two-year horizon comprised primarily of ALFA-defensive stocks in an expected environment of falling interest rates and low economic growth and the following strategy focus and policies:

(i)	Free cash flow, dividend yield, and aggressive share buybacks.

THE MEXICO EQUITY AND INCOME FUND, INC.

(ii)	A net debt / EBITDA ratio of less or equal to 1 times.
(iii)	High market share dominance in their respective sectors.
(iv)	Substantial pricing power directly or indirectly through their suppliers.
(v)	Gold and silver related percentage allocation.
(vi)	Special situations, with an orthodox management Infrastructure companies with a strong backlog (constant financing needs) and experienced management.
(vii)	An approximate 10% in readily available instruments.

The MXE investment strategy policies established by PAM in view of uncertainty surrounding the 12-month forward earnings estimate are:

(i)	A 2-year investment horizon
(ii)	A limit to a maximum of 15% in any given sector
(iii)	Medium or High liquidity stocks

At the time of writing, the Peso has bounced back 9% to Ps. 14.00 against the U.S. dollar due to a series of peso/dollar auctions by Banco de Mexico (Central Bank), the AFORES’ decision to invest exclusively in Mexican equities for a one-year period, and the FED’s decision to undertake “quantitative easing”, which expands it balance sheet by up to US$1.5 trillion. This announcement resulted in the dollar losing significant ground against the currencies of the U.S.’s six main trading partners, including the Mexican peso.

This  recent strength of the peso virtually eliminates the depreciation the currency suffered in the first quarter of 2009, implies less margin pressure and cancels out the foreign exchange losses of companies with foreign-denominated debt that were in addition to those registered in 4Q08.

While we recognize that the 1Q’09 Profit & Loss statement is likely to be disappointing, we are tentatively confident that the MXE’s assets and percentage weightings have opened up a good entry opportunity.

VI.	MINISTRY OF FINANCE’S VIEW AS OF MARCH 2009.

(i)	The balance of payments should be close to zero, as the increase in the current account deficit is matched by the increase in the capital account surplus.
(ii)	Revenue shortfalls during 2009 should be made up for by the oil hedge and the stabilization funds.
(iii)	The manageable current account deficit is expected to reach US$24.1 bn in 2009, or approximately 2.5% of GDP.
(iv)	Foreign direct investment should fall by 22%, which while significant is not a severe drop.
(v)	Firms should be able to refinance 60% of their bank and capital amortizations for the year, after considering recent financing events by some big corporations.

THE MEXICO EQUITY AND INCOME FUND, INC.

(vi)	The equity and money markets should receive net inflows.
(vii)	The capital account surplus is expected to be US$27.5 bn dollars.
(viii)	74% of bank external debt amortizations are refinanced.
(ix)	Capital market amortizations are being met without refinancing.
(x)
In 2009 private sector amortizations of external debt should amount to US$ 27.7 bn dollars. Of that, there are capital market amortizations of US$2 bn dollars and commercial bank amortizations of US$11.7 bn.

(xi)	Although external accounts are almost balanced, there is a Public Sector balance of payments surplus of US$22 bn and a Private Sector deficit of US$ 19 bn.

I personally want to thank PAM’s officers for their personal commitment to helping us during the distressful events which began last August. Needless to say, the strategic team remains committed to manage our portfolio for the benefit of long-term stockholders.

We thank you for your continued support and confidence in newly established MXE’s investment strategy for a two-year horizon.

Sincerely yours,
Eugenia Pichardo
Portfolio Manager

Disclosures

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255/or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Investing in Foreign Securities
Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lesser liquidity and small market capitalization of the Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment and potential restrictions on repatriation of capital invested in Mexico and remittance of profits and dividends accruing thereon; (4) political, economic and social risks and uncertainties,

THE MEXICO EQUITY AND INCOME FUND, INC.

including risks of confiscatory taxation and expropriation or nationalization of assets; (5) higher rates of inflation, unemployment and interest rates than in the United States; and (6) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

Mexican Economic and Political Factors. Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to an “investment-grade” rating by the three most prominent rating agencies, including Standard and Poor’s, Mexico continues to be characterized as a developing economy and investments in developing countries are subject to certain economic risks. Mexico has experienced widespread bank failures, currency devaluations, high levels of inflation and interest rates. Mexico is also dependent on certain industries and exports for the health of its economy. The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Mexican Securities Laws and Accounting Rules. There is less publicly available information about the issuers of Mexican securities, such as the Portfolio Securities, than is regularly published by issuers in the United States. Information provided by Mexican public companies may not be current, accurate or easily obtainable and, to the extent available, is likely to be in Spanish. Also, there is generally less governmental supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States. U.S. holders of Portfolio Securities may also experience difficulties enforcing U.S. laws or obtaining service of process against the issuers of the Portfolio Securities.

The information provided herein represents the opinion of Pichardo Asset Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.  Please see the Schedule of Investments on page 12 of this report for a complete list of the Fund’s holdings.

Definitions

DEBT/EBITDA: a measure of a company’s ability to pay off its incurred debt. This ratio gives the investor the approximate amount of time that would be needed to pay off all debt, ignoring the factors of interest, taxes, depreciation and amortization.

P/E ratio: is equal to a stock’s market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period.

THE MEXICO EQUITY AND INCOME FUND, INC.

P/BV ratio: a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

EV/EBITDA: a ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

FREE CASH FLOW: a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value. Without cash, it’s tough to develop new products, make acquisitions, pay dividends and reduce debt.

MEXBOL-Mexico Bolsa Index: The Mexican Bolsa Index, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 as of October 30, 1978.

IPSA-Chile Stock Market Select: The IPSA Index (Indice de Precios Selectivo de Acciones) is composed of the 40 stocks with the highest average annual trading volume in the Santiago Stock Exchange (Bolsa de Comercio de Santiago). On the last trading day of the year, the index is re-based back to 1000. The index has been calculated since 1977 and is revised on a quarterly basis.

IBOV-Brazil Bovespa Stock Exchange Index: The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The Bovespa Index has been divided 10 times by a factor of 10 since January 1, 1985, those dates are: 12/02/85, 04/14/89, 05/28/91, 01/26/93, 02/10/94, 08/29/88, 01/12/90, 01/21/92, 08/27/93, 03/03/97.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Basis point is one hundredth of a percentage point (0.01%).

AFORES: Mexican Pension Funds.

Stabilization Fund: generally refers to a mechanism set up by sovereignties to insulate the domestic economy from large influxes of revenue, as from commodities such as oil.

Alfa-Defensive: Stock Picking- High Quality companies at low or fair prices (ex. clean balance sheets, dividend yield, aggressive share buybacks, etc).

THE MEXICO EQUITY AND INCOME FUND, INC.

VI.	RELEVANT ECONOMIC INFORMATION

Real Activity
(billion US$)	2000	2001	2002	2003	2004	2005	2006	2007	2008
Real GDP
Growth (y-o-y)	6.60%	-0.30%	0.90%	1.30%	4.40%	3.00%	4.80%	3.30%	1.30%
Industrial
Production (y-o-y)	6.00%	-3.50%	0.00%	-0.75%	3.80%	1.60%	1.60%	1.40%	-0.70%
Trade Balance
(US billions)	-$8.00	$10.00	-$8.00	-$5.60	-$8.10	-$7.60	-$6.10	-$11.20	-$15.53
Exports	$166.50	$158.40	$160.70	$164.80	$189.10	$213.70	$253.90	$249.99	$291.81
Export
growth (y-o-y)	22.10%	-4.90%	1.50%	2.50%	14.70%	14.00%	10.30%	5.80%	7.30%
Imports	$174.50	$168.40	$168.70	$170.50	$197.20	$221.30	$260.00	$283.00	$308.65
Import
growth (y-o-y)	22.90%	-3.50%	0.20%	1.10%	15.70%	12.00%	13.10%	8.30%	9.50%
Financial Variables
and Prices	2000	2001	2002	2003	2004	2005	2006	2007	2008
28-Day CETES
(T-bills)/Average	15.30%	11.20%	7.10%	6.24%	8.60%	8.02%	7.10%	7.04%	7.97%
Exchange rate
(Pesos/US$)Average	9.46	9.34	9.66	10.79	11.15	10.64	10.9	10.93	11.16
Inflation IPC,
12 month trailing	9.00%	4.40%	5.70%	4.00%	5.20%	3.30%	3.80%	4.00%	6.53%

Mexbol Index	2000	2001	2002	2003	2004	2005	2006	2007	2008
USD Return	20.81%	20.88%	14.43%	33.61%	50.49%	44.90%	45.77%	10.56%	-40.48%
Market Cap.
(US billions)	$111.70	$112.40	$103.80	$124.70	$169.50	$283.80	$343.48	$441.04	$172.14
EV/EBITDA	7.9x	8.1x	6.6x	7.8x	8.3x	8.9x	10.60x	9.8x	7.4x
Fund’s NAV & Common Share Market Price Performance
(USD Return)	2000	2001	2002	2003	2004	2005	2006	2007	2008
NAV’s per share	-14.61%	9.48%	-13.51%	40.00%	55.58%	36.71%	59.29%	30.68%	-52.89%
Share Price	-5.82%	18.73%	-18.50%	36.04%	66.57%	24.84%	75.10%	25.34%	-41.85%

Sources: Banamex, Banco de Mexico, Bloomberg, US Bancorp.

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2009 (Unaudited)
(Calculated as a percentage of Net Assets)

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2009 (Unaudited)

MEXICO – 94.98%	Shares	Value
COMMON STOCKS – 92.00%
Airlines – 0.93%
Grupo Aeroportuario del Centro Norte, S.A. de C.V.	383,200	$423,813
		423,813
Cement – 2.42%
Corporacion Moctezuma, S.A. de C.V.	352,417	435,146
Grupo Cementos de Chihuahua, S.A. de C.V.	336,052	672,932
		1,108,078
Communications – 20.18%
America Movil, S.A. de C.V. – Class L	5,444,093	7,756,543
America Movil, S.A. de C.V. – Class L ADR	51,539	1,469,377
		9,225,920
Financial Groups – 2.66%
Corporativo GBM SAB de CV	4,845,125	1,214,038
		1,214,038
Food, Beverage, and Tobacco – 8.57%
Alsea, S.A.B de C.V.(a)	439,773	152,128
Embotelladoras Arca S.A.	354,938	632,437
Grupo Bimbo, S.A.B. de C.V.	492,652	1,762,839
Grupo Modelo, S.A. de C.V.	520,000	1,371,002
		3,918,406
Housing – 6.29%
Corp GEO S.A. de C.V.	2,580,005	648,265
Desarrolladora Homex, S.A. de C.V.(a)	127,656	406,052
Urbi, Desarrollos Urbanos, S.A. de C.V.(a)	1,774,075	1,821,331
		2,875,648
Industrial Conglomerates – 5.08%
Industrias CH, S.A. – Class B(a)	482,618	1,352,726
Kimberly-Clark de Mexico, S.A.B. DE C.V.	235,000	758,946
Mexichem, S.A. de C.V.	289,877	212,657
		2,324,329

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2009 (Unaudited)

COMMON STOCKS (CONTINUED)	Shares	Value
Infrastructure – 20.54%
Carso Infraestructura y Construccion, S.A.(a)	190,569	$78,656
Empresas ICA Sociedad Conroladora, S.A. de C.V.(a)	2,240,195	3,701,616
Grupo Mexicano de Desarrollo, S.A.(a)(d)	1,802,915	1,337,696
Promotora y Operadora de Infraestructura, S.A. de C.V.(a)	3,833,693	4,269,354
		9,387,322
Media – 4.68%
Grupo Televisa, S.A. CPO	577,169	1,611,315
Grupo Televisa, S.A. – ADR	37,765	528,333
		2,139,648
Mining – 1.66%
Grupo Mexico, S.A. – Series B	646,199	354,419
Industrias Penoles, S.A.	44,983	403,639
		758,058
Real Estate Developer – 11.84%
GMD Resorts SAB de CV(a)(d)	1,478,623	566,037
Grupe, S.A. de C.V.(a)(b)(d)	3,480,019	4,844,361
		5,410,398
Retailing – 4.71%
Wal-Mart de Mexico, S.A. de C.V. – Class V	1,031,000	2,150,653
		2,150,653
Waste Management – 2.44%
Promotora Ambiental, S.A. de C.V.(a)	1,883,312	1,114,207
		1,114,207

TOTAL COMMON STOCKS (Cost $61,998,445)		$42,050,518

INVESTMENT COMPANIES – 1.83%
NAFTRAC (Nacional Financiera SNC)	615,682	834,777

TOTAL INVESTMENT COMPANIES (Cost $976,430)		834,777

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)	January 31, 2009 (Unaudited)

SHORT-TERM INVESTMENTS – 1.15%	Principal		Value
Mexican INAFIN
0.000% Coupon, 6.699% Effective Yield, 02/06/2009(c)	7,561,334	*	$525,503

TOTAL SHORT–TERM INVESTMENTS (Cost $531,943)			525,503

TOTAL MEXICO (Cost $63,506,818)			$43,410,798

UNITED STATES – 0.73%	Shares
INVESTMENT COMPANIES – 0.73%
First American Treasury Obligation – Class A, 2.132%	227,994		53,852
First American Treasury Obligation – Class Y, 2.132%	280,455		280,455

TOTAL INVESTMENT COMPANIES (Cost $334,307)			334,307

TOTAL UNITED STATES (Cost $334,307)			$334,307

TOTAL INVESTMENTS – 95.71% (Cost $63,841,125)			43,745,105

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.29%			1,963,067

TOTAL NET ASSETS – 100.00%			$45,708,172

Footnotes and Abbreviations
ADR – American Depository Receipts.
(a)	Non–income producing security.
(b)	Affiliated company.
(c)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
(d)	Fair valued security (Note A).
*	Principal Amount in Mexican Pesos

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2009 (Unaudited)

ASSETS:
Investments, at value
Unaffiliated issuers (Cost $58,830,999)	$38,900,744
Affiliated issuers (Cost $5,010,126)	4,844,361
Total investments, at value (Cost $63,841,125)	43,745,105
Cash	4,683
Foreign currency (Cost $31,674)	31,402
Receivables:
Investments sold	3,005,361
Dividends and Interest	853
Prepaid expenses	20,543
Total Assets	46,807,947
LIABILITIES:
Payable for securities purchased	947,131
Legal fees payable	49,091
Advisory fees payable	21,000
Fund accounting fees payable	11,451
Administration fees payable	8,030
Custody fees payable	4,407
CCO fees payable	2,331
Accrued expenses and other liabilities	56,334
Total Liabilities	1,099,775
Net Assets	$45,708,172
Net Asset Value Per Preferred Share
($3,307,169 / 603,001)	$5.48
Net Asset Value Per Common Share
($42,401,003 / 7,731,038)	$5.48
NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 603,001 shares outstanding
(1,855,128 shares authorized)	$603
Common stock, $0.001 par value; 7,731,038 shares outstanding
(98,144,872 shares authorized)	7,731
Paid-in capital	105,616,301
Accumulated net investment income	167,832
Accumulated net realized loss on investments and foreign currency	(39,987,940)
Net unrealized depreciation on investments and foreign currency	(20,096,355)
Net Assets	$45,708,172

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividends – Unaffiliated issuers	$233,277
Interest	620,030
Total Investment Income	853,307

EXPENSES
Advisory fees (Note B)	$303,396
Legal fees	86,031
Directors’ fees and expenses (Note B)	73,653
Administration fees (Note B)	47,718
Custodian fees (Note B)	36,467
Printing and mailing	35,477
Fund accounting fees (Note B)	22,601
Insurance expense	19,843
CCO fees (Note B)	19,826
NYSE fees	16,696
Audit fees	13,986
Transfer agent fees	10,652
Miscellaneous fees	1,155
Total expenses	687,501
NET INVESTMENT INCOME	165,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments and foreign currency transactions	(37,310,715)
Net realized loss from in-kind redemptions (Note A)	(388,655)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(34,170,542)

Net loss from investments and foreign currency transactions	(71,869,912)

Net decrease in net assets resulting from operations	$(71,704,106)

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	January 31, 2009	Year Ended
	(Unaudited)	July 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$165,806	$138,121
Net realized gain (loss) on investments and foreign currency transactions	(37,310,714)	27,714,049
Net realized gain (loss) from in-kind redemptions	(388,655)	6,147,831
Net change in unrealized appreciation in value of investments
and foreign currency transactions	(34,170,542)	(42,665,370)
Net decrease in net assets resulting from operations	(71,704,105)	(8,665,369)

Distributions to Shareholders from:
Net investment income
Common stock	(1,136,403)	—
Preferred stock	—	—
Net realized gains
Common stock	(29,340,899)	(25,750,748)
Preferred stock	—	(7,945,743)
Decrease in net assets from distributions	(30,477,302)	(33,696,491)

Capital Share Transactions
Repurchase of common stock through Repurchase Plan	(1,233,668)	(4,138,645)
Proceeds from common stock sold	—	30,736,956
Issuance of common stock for dividend	21,326,756	11,124,950
Repurchase of preferred stock for in-kind tender offers	(1,429,112)	(20,954,066)
Increase in net assets from capital share transactions	18,663,976	16,769,195

Total decrease in net assets	(83,517,431)	(25,592,665)

Net Assets:
Beginning of year	129,225,603	154,818,268
End of year*	$45,708,172	$129,225,603
* Including undistributed net investment income of	$167,832	$—

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2009	For the Year Ended July 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$28.29	$38.18	$22.18	$21.27	$13.66	$10.15
Net investment income (loss)	0.02	0.03	(0.14)	0.14	0.01	(0.02)
Net realized and unrealized gains (losses)
on investments and foreign
currency transactions	(15.82)	(2.57)	19.17	6.54	7.60	3.55
Net increase (decrease) from
investment operations	(15.80)	(2.54)	19.03	6.68	7.61	3.53

Less: Distributions
Dividends from net investment income	(0.25)	—	(0.13)	(0.16)	—	(0.02)
Distributions from net realized gains	(6.52)	(7.41)	(2.90)	(4.41)	—	—
Total dividends and distributions	(6.77)	(7.41)	(3.03)	(4.57)	—	(0.02)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase	0.04	0.15	—	0.18	—	—
Anti-dilutive effect of Common
Rights Offering	—	0.06	—	—	—	—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	0.01	0.02	—	—	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	(0.29)	(0.17)	—	(0.18)	—	—
Dilutive effect of Preferred Shares Offering	—	—	—	(1.20)	—	—
Total capital share transactions	(0.24)	0.06	—	(1.20)	—	—

Net Asset Value, end of period	$5.48	$28.29	$38.18	$22.18	$21.27	$13.66

Per share market value, end of period	$5.13	$24.39	$44.23	$19.40	$18.82	$11.73
Total Investment Return Based on
Market Value, end of period(1)	(51.99)% (3)	(28.38)%	152.78%	37.62%	60.44%	29.10%

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2009		For the Year Ended July 31,
	(Unaudited)		2008		2007		2006		2005	2004
Ratios/Supplemental Data
Net assets, end of period (000’s)	$42,401		$106,484		$100,251		$54,872		$52,621	$33,779
Ratios of expenses to average net assets:
Before expense reimbursement	1.81%	(4)	1.50%		1.42%		1.90%		1.77%	2.09%
After expense reimbursement	1.81%	(4)	1.50%		1.42%		1.90%		1.77%	2.08%
Ratios of net investment income (loss)
to average net assets:
Before expense reimbursement	0.44%	(4)	0.09%		(0.47%	)	0.24%		0.03%	(0.15%	)
After expense reimbursement	0.44%	(4)	0.09%		(0.47%	)	0.24%		0.03%	(0.15%	)
Portfolio turnover rate	163.29%	(2)(3)	224.10%	(2)	135.49%	(2)	179.85%	(2)	259.60%	234.42%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six				For the Period
	Months Ended				January 7, 2006
	January 31,		For the Year		through
	2009		Ended July 31,		July 31,
	(Unaudited)		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.29		$38.18	$22.18	$21.25
Net investment income	0.02		0.03	(0.14)	0.13
Net realized and unrealized gains (losses) on investments
and foreign currency transactions	(15.82)		(2.57)	19.17	0.80
Net increase (decrease) from investment operations	(15.80)		(2.54)	19.03	0.93
Less: Distributions
Dividends from net investment income	(0.25)		—	(0.13)	—
Distributions from net realized gains	(6.52)		(7.41)	(2.90)	—
Total dividends and distributions	(6.77)		(7.41)	(3.03)	—
Capital Share Transactions
Anti-dilutive effect of Common Share Repurchase	0.04		0.15	—	—
Anti-dilutive effect of Common Rights Offering	—		0.06	—	—
Anti-dilutive effect of Preferred In-Kind Tender Offer	0.01		0.02	—	—
Dilutive effect of Reinvestment of Distributions
by Common Stockholders	(0.29)		(0.17)	—	—
Total capital share transactions	(0.24)		0.06	—	—
Net Asset Value, end of period	$5.48		$28.29	$38.18	$22.18
Per share market value, end of period	$5.25		$25.50	$36.10	$19.00
Total Investment Return Based on Market Value, end of period(1)	(53.01)%	(3)	(8.25)%	110.66%	2.70%	(2)(3)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,307		$22,742	$54,567	$31,708
Ratios of expenses to average net assets:	1.81%	(4)	1.50%	1.42%	1.97%	(3)
Ratios of net investment income (loss) to average net assets:	0.44%	(4)	0.09%	(0.47%)	0.37%	(3)
Portfolio turnover rate	163.29%	(2)(3)	224.10% (2)	135.49% (2)	179.85%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are in integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2009 (Unaudited)

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Accounting Pronouncements. In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (August 1, 2007 for the Fund); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund adopted FIN 48 on January 31, 2008. The effect of adopting FIN 48 for the Fund does not have a material impact on the Fund’s financial statements.

The Fund had no material uncertain tax positions as of January 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At January 31, 2009, the fiscal years 2005 through 2008 remain open to examination in the Fund’s major tax jurisdiction.

In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

interim periods within those fiscal years. Adoption of SFAS 157 has made no material impact on the Fund’s financial statements.

FAS 157 – Summary of Fair Value Exposure at January 31, 2009

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of January 31, 2009, in valuing the Fund’s investments carried at fair value:

Description	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Issuers	$31,627,147	$525,503	$6,748,094
Affiliated Issuers	4,844,361	—	—
Total	$36,471,508	$525,503	$6,748,094

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Reclassification of Capital Accounts.  Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per shares. The permanent differences are primarily attributed to foreign currency gain reclassifications and net capital gains realized on in-kind redemptions due to the tender offers on the preferred shares (Note D).

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

For the year ended July 31, 2008, the Fund increased undistributed net investment income by $998,253 decreased accumulated realized gain by $7,072,612 and increased paid in capital by $6,074,359.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

In-kind Redemptions. Net Capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended January 31, 2009 and July 31, 2008 were as follows:

Distributions paid from:	1/31/09	7/31/08
Ordinary Income	$1,136,403	$14,703,135
Short-Term Capital Gain	6,444,294	—
Long-Term Capital Gain	22,896,605	18,993,356
Total	$30,477,302	$33,696,491

The Fund has designated $22,896,605 as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3).

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$117,823,142
Gross tax unrealized appreciation on investments	21,877,305
Gross tax unrealized depreciation on investments	(10,461,130)
Net tax unrealized appreciation (depreciation) on investments	11,416,175
Net unrealized appreciation on foreign currency transactions	(64)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	$11,416,111
Undistributed ordinary income	$7,580,684
Undistributed long-term capital gains	22,896,599
Total Distributable earnings	$30,477,283
Other accumulated gains(losses)	$(17,105)
Total accumulated earnings(losses)	$41,876,289

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2008, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

The Mexico Equity and Income Fund designates 7% of dividends declared for the fiscal year July 31, 2008 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

IN-KIND REDEMPTION

During the six month period ended January 31, 2009, the Mexico Equity and Income Fund realized $388,655 of net capital losses resulting from an in-kind redemption. Shareholders exchanged fund shares for securities held by the Fund rather than cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2008 was 0%. (Unaudited)

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2008 was 100%. (Unaudited)

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the six month period ended January 31, 2009, these fees amounted to $303,396. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the six month period ended January 31, 2009, there were no expense reimbursements made by the Investment Adviser.

Effective September 20, 2007, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $20,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $30,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus 0.030% of average daily net assets from $100 million to $300 million, plus 0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance

For the six month period ended January 31, 2009, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $47,718; Fund Accounting fees of $22,601 and Custody fees of $36,467.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $122,751,086 and $109,889,924 respectively, for the six month period ended January 31, 2009.

At January 31, 2009 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six month period ended January 31, 2009, the Fund purchased 70,319 shares of capital stock in the open market at a cost of $1,233,668. The weighted average discount of these purchases comparing

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

the average purchase price to the net asset value at the close of the New York Stock Exchange was approximately 12.52%.

During the year ended July 31, 2008, the Fund purchased 158,149 shares of capital stock in the open market at a total cost of $4,138,645. The weighted average discount of these purchases comparing the average purchase price to the net asset value at the close of the New York Stock Exchange was approximately 14.94%.

The Board of Directors approved in-kind tender offers to repurchase up to 25% of the Fund’s preferred stock in exchange for portfolio securities of the Fund valued at 99% of the Fund’s per share net asset value on the expiration date of the repurchase offers (the “Offers”). During the six month period ended January 31, 2009, the Fund commenced one offer with an expiration date of December 26, 2008. During the year ended July 31, 2008, the Fund commenced two Offers with expiration dates of June 27th, 2008 and November 16th, 2007. Portfolio securities to be received by participating Preferred Stockholders were pro-rata among tendering Preferred Stockholders in proportion to the number of Preferred Shares tendered to the Fund by each such Preferred Stockholder. Following the expiration of the Offers, the Fund redeemed 826,335 Preferred Shares or $22,383,178 of Capital Stock. The net asset value per share of the Fund’s common and preferred stockholders was increased by approximately $0.03 as a result of these Offers.

The Board of Directors approved a nontransferable rights offering for the purchase of the Funds common stock. The Fund issued to each stockholder of record as of July 27, 2007 (the Record Date) one nontransferable right for every two shares of common or preferred stock such stockholder owned as of the Record Date. Each right entitled the holder to purchase one share of common stock at a subscription price calculated as the greater of (i) the Funds asset value per share (NAV) as determined on the Expiration Date (August 31, 2007) or (ii) 95% of the average trade weighted market price of the Funds common stock on the Expiration Date. On September 11, 2007, the Fund issued 848,150 shares of common stock at $36.24 which raised $30,736,956. The net asset value per share of the Funds common and preferred stockholders was increased by approximately $0.06 per share as a result of this issuance.

On December 12, 2008, the Board of Directors declared a stock dividend of $6.77531 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of  the stockholders. Stockholders that did not elect the cash options were issued 4,036,750 shares, which amounted to $21,326,756.

On December 6, 2007, the Board of Director’s declared a stock dividend of $7.41206 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholder. Stockholders that did not elect the cash option were issued 448,587 shares, which amounted to $11,124,950.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)	January 31, 2009 (Unaudited)

On December 6, 2006, the Board of Directors declared a stock dividend of $3.03306 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholder. Stockholders that did not select the cash option were issued 152,515 shares, which amount to $4,255,191.

The Board of Directors approved rights offering (the “Offering”) on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the “Record Date”) 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund’s asset value per share (“NAV”) as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the Fund’s common stock over the four consecutive trading days ending on the Expiration Date. On January 6, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.20 per share as a result of this issuance (see Note E).

During the year ended July 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.

During the years ended July 31, 2007, July 31, 2005 and July 31, 2004, the Fund made no repurchases pursuant to the program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis, on dates to be determined by the Board of Directors, in which 25% of the issued and

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)	January 31, 2009 (Unaudited)

outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

NOTE F:  TRANSACTIONS WITH AFFILIATES

The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares during the period from August 1, 2008 through January 31, 2009. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share Balance			Share Balance	Dividend	Value
Issuer Name	At Aug. 1, 2008	Additions	Reductions	At Jan. 31, 2009	Income	At Jan. 31, 2009
Grupe, S.A. de C.V.	3,849,668	—	369,649	3,480,019	—	$4,844,361

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (unaudited)	January 31, 2009

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In November 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)	January 31, 2009

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)(continued)	January 31, 2009

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)(concluded)	January 31, 2009

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)	January 31, 2009
The Fund’s Annual Stockholders meeting was held on November 26, 2008, at 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202. As of October 15, 2008, the record date, outstanding shares of common and preferred stock were 3,703,888 and 804,001 respectively. Holders of 4,054,015 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected a Director to the Board of Directors. The following table provides information concerning the matter voted on at the meeting:

I.	Election of Director

	Votes For	Votes Against
Phillip Goldstein	3,947,087	106,928

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)	January 31, 2009

The Mexico Equity and Income Fund, Inc. (the “Fund”) has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

●
Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

●
Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund’s privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited)(continued)	January 31, 2009

its service providers to confirm to The Fund, in writing, that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)	January 31, 2009

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	2007 / 7 years	Managing Director,	Director, MVC
5431 NW 21st Avenue		Financial Officer		Hellerman Associates	Capital, Inc.;
Boca Raton, FL 33496		and Chief			Director, MVC
		Compliance			Acquisition Corp;
		Chief			Director, Old Mutual
		Officer			Absolute Return and
Emerging managers
Fund Complex;
Director and
Chairman of Audit
Committee; Director,
Brantley Corporation
Phillip Goldstein	1945	Director	2008 / 8 years	Principal of the general	Director, Brantley
60 Heritage Drive				partner of five investment	Capital Corporation;
Pleasantville, NY 10570				partnerships in the Bulldog	ASA Ltd.
Investors group of funds.
Glenn Goodstein	1963	Director	2007 / 7 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.
Rajeev Das	1968	Director	2006 / 7 years	Principal, Bulldog Investors,	None
68 Lafayette Avenue				a group of Investment Funds
Dumont, NJ 07628				Managing member of the
General Partner of
Opportunity Income Plus
L.P. an investment fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)(continued)	January 31, 2009

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Andrew Dakos	1966	Director	2006 / 7 years	Managing Member of the	Director, Brantley
Park 80 West				general partner of five	Corporation
Plaza Two, Suite 750				investment partnerships in
Saddle Brook, NJ 07663				the Bulldog Investors group
of Funds: Opportunity
Partners L.P., Opportunity
Income Plus Fund L.P., Full
Value Partners L.P., Full Value
Special Situations Fund L.P.,
and Full Value Offshore L.P.
Maria Eugenia Pichardo	1950	Interested	Indefinite / 4 years	Portfolio Manager of the	None
408 Teopanzolco Avenue		Officer,		Fund since the Fund’s
3rd Floor-Reforma		President		Inception; President and
Cuernavaca, 62260				General Partner, Pichardo
Morelos Mexico				Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.
Francisco Lopez	1971	Interested	Indefinite / 4 years	Research Director, Pichardo	None
408 Teopanzolco Avenue		Officer,		Asset Management, S.A. de
3rd Floor-Reforma		Secretary		C.V. since 2003; Assistant
Cuernavaca, 62260				Portfolio Manager, Acciones
Morelos Mexico				y Valores de Mexico, S.A. de
C.V. from 1997 to 2002.

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent and Registrar:
Computershare Investor Services, LLC
250 Royall Street; 3B
Canton, MA 02021

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

Item 2. Code of Ethics.

Not Applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

1.	Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.	Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.	Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.	Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.	Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.	Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.	Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.	Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.	Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.	Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.	Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.	Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.	Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.	Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.           Executive Compensation

1.           Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.           Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.           Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.           Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.           Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.           Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.           Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.           Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.           Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.           Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.           Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.           Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.           Mergers and Acquisitions

1.            Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.            Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.            Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.            Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.            Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2009.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$45,708,172 (1)	$1,289,644 (1)	$1,468,175 (13)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of January 31, 2009, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/08 to 8/31/08	13,319 (1)	23.20	0	0
9/1/08 to 9/30/08	18,100 (1)	19.11	0	0
10/1/08 to 10/31/08	38,900 (1)	14.88	0	0
11/1/08 to 11/30/08	0	0	0	0
12/1/08 to 12/31/08	201,002 (2)	12.31	0	0
1/1/09 to 1/31/09	0	0	0	0
Total	271,321	13.67	0	0

(1)  70,319 common shares were purchased pursuant to the Fund’s Stock Repurchase Program.
(2)  The purchases were due to the result of an in-kind tender offer of preferred shares.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)      /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date  April 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date  April 7, 2009

By (Signature and Title)      /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date  April 7, 2009